ASSET-BACKED FINANCING FACILITY

ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                    FEBRUARY 1, 2001 - FEBRUARY 28, 2001

SETTLEMENT DATE:                           15-MAR-01


A.    SERIES INFORMATION:

      ADVANTA EQUIPMENT LEASING RECEIVABLES SERIES 2000-1 LLC
      SERIES 2000-1

I.    AGGREGATE CONTRACT PRINCIPAL BALANCE:

      (a.)    Beginning Aggregate Contract Principal Balance .....................................                  $309,702,841.95
                                                                                                                    ---------------
      (b.)    Contract Principal Balance of all Collections allocable to Contracts ...............                  $ 12,134,463.61
                                                                                                                    ---------------
      (c.)    Contract Principal Balance of Charged-Off Contracts ................................                  $  1,333,880.52
                                                                                                                    ---------------
      (d.)    Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement
               Date ..............................................................................                  $296,234,497.82
                                                                                                                    ---------------


              BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR THIS RELATED
               COLLECTION PERIOD)
      (e.)    Class A Principal Balance as of this
              Settlement Date (Class A Note Factor)                0.6250292                                        $205,745,246.02
                                                                   ---------                                        ---------------
      (e1.)   Ending Class A-1 Principal Balance                   0.3191287                        $57,853,246.02
                                                                   ---------                        --------------
      (e2.)   Ending Class A-2 Principal Balance                   1.0000000                        $63,269,000.00
                                                                   ---------                        --------------
      (e3.)   Ending Class A-3 Principal Balance                   1.0000000                        $84,623,000.00
                                                                   ---------                        --------------
      (f.)    Ending Class B Principal Balance as of this
              Settlement Date (Class B Note Factor)                0.6250292                                        $ 17,635,199.80
                                                                   ---------                                        ---------------
      (g.)    Ending Class C Principal Balance as of this
              Settlement Date (Class C Note Factor)                0.6250293                                        $ 11,756,800.30
                                                                   ---------                                        ---------------
      (h.)    Ending Class D Principal Balance as of this
              Settlement Date (Class D Note Factor)                0.6250293                                        $  5,878,400.71
                                                                   ---------                                        ---------------
      (i.)    Ending Class E Principal Balance as of this
              Settlement Date (Class E Note Factor)                0.6299464                                        $ 14,811,299.20
                                                                   ---------                                        ---------------
      (j.)    Ending Class F Principal Balance as of this
              Settlement Date (Class F Note Factor)                0.6299464                                        $ 38,511,466.50
                                                                   ---------                                        ---------------



II.   COMPLIANCE RATIOS:

      (a.)    Aggregate Contract Balance Remaining ("CBR") of all Contracts ......................                  $336,532,172.26
                                                                                                                    ---------------

      (b.)    CBR of Contracts 1 - 30 days delinquent ............................................                  $ 29,900,575.15
                                                                                                                    ---------------
      (c.)     % of Delinquent Contracts 1- 30 days as of the related Calculation Date ...........                             8.88%
                                                                                                                    ---------------

      (d.)    CBR of Contracts 31 - 60 days delinquent ...........................................                  $ 15,613,814.89
                                                                                                                    ---------------
      (e.)     % of Delinquent Contracts 31- 60 days as of the related Calculation Date ..........                             4.64%
                                                                                                                    ---------------

      (f.)    CBR of Contracts 61 - 90 days delinquent ...........................................                  $  7,103,743.68
                                                                                                                    ---------------
      (g.)     % of Delinquent Contracts 61- 90 days as of the related Calculation Date ..........                             2.11%
                                                                                                                    ---------------

      (h.)    CBR of Contracts > 91 days delinquent ..............................................                  $  6,631,806.61
                                                                                                                    ---------------
      (i.)     % of Delinquent Contracts > 91 days as of the related Calculation Date ............                             1.97%
                                                                                                                    ---------------

      (j1.)   % of Delinquent Contracts 31 days or more as of the related Calculation Date .......                             8.72%
                                                                                                                    ---------------
      (j2.)   Month 2:          Jan-01 ...........................................................                             7.79%
                                ------                                                                              ---------------
      (j3.)   Month 3:          Dec-00 ...........................................................                             7.04%
                                ------                                                                              ---------------
      (j4.)   Three month rolling average % of Delinquent Contracts 31 days or more ..............                             7.85%
                                                                                                                    ---------------

      (k1.)   Net Charge-Off % for the related Collection Period (annualized 30/360) .............                             3.94%
                                                                                                                    ---------------
      (k2.)   Month 2:          Jan-01 ...........................................................                             4.13%
                                ------                                                                              ---------------
      (k3.)   Month 3:          Dec-00 ...........................................................                             3.34%
                                ------                                                                              ---------------
      (k4.)   Three month rolling average % for Defaulted Contracts ..............................                             3.80%
                                                                                                                    ---------------


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
      (l1.)   Cumulative Net Loss Percentage .....................................................                           3.6816%
                                                                                                                    ---------------
      (l2.)   Does the Cumulative Net Loss % exceed ..............................................
      (l3.)   The Loss Trigger Level % from Beginning Period to and including 12th Collection
               Period ? ...... Y or N ............................................................                               NO
                                                                                                                    ---------------
      (l4.)   The Loss Trigger Level % from 13th Collection Period to and including 24th
               Collection Period ? ..... Y or N ..................................................                              N/A
                                                                                                                    ---------------
      (l5.)   The Loss Trigger Level % from 25th Collection Period and thereafter ? .... Y or N ..                              N/A
                                                                                                                    ---------------

      (m5.)   Is there currently a Trigger Event which has not been cured for this payment date ..
               Y or N ............................................................................                               NO
                                                                                                                    ---------------
      (m5.)   Is there currently an Event of Default for this payment date ....... Y or N ........                               NO
                                                                                                                    ---------------



III.  FLOW OF FUNDS:

      (1.)    The amount on deposit in Available Funds ...........................................                  $ 14,642,891.29
                                                                                                                    ---------------
      (2.)    Amounts deposited, if any, by the Servicer to the Collection Account for contracts
               repurchased .......................................................................                  $    183,666.53
                                                                                                                    ---------------
      (3.)    Total deposits in the Collection Account to be used as available funds on this
               Payment Date (1+2) ................................................................                  $ 14,826,557.82
                                                                                                                    ---------------
      (4.)    Funds to the servicer, any Excluded Amounts-Residual Receipts ......................                  $    172,315.96
                                                                                                                    ---------------
      (a.)    To the Trustee, trustee fees and expenses subject to an annual limit ...............                               --
                                                                                                                    ---------------
      (b.)    To the Servicer, any unrecoverable servicer advances / initial unpaid balance
               amounts ...........................................................................                  $            --
                                                                                                                    ---------------
      (c.)    To the Servicer, the servicing fee then due and miscellaneous amounts, if any ......                  $    258,085.70
                                                                                                                    ---------------


              TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: INTEREST

      (d.)    To Class A, the total Class A Note Interest for the related interest accrual period                   $  1,288,853.96
                                                                                                                    ---------------
                                Interest on Class A-1 Notes ......................................  $   384,145.70
                                                                                                    --------------
                                Interest on Class A-2 Notes ......................................  $   382,513.83
                                                                                                    --------------
                                Interest on Class A-3 Notes ......................................  $   522,194.43
                                                                                                    --------------
      (e.)    Interest on Class B Notes for the related interest accrual period ..................                  $    116,253.73
                                                                                                                    ---------------
      (f.)    Interest on Class C Notes for the related interest accrual period. .................                  $     78,783.94
                                                                                                                    ---------------
      (g.)    Interest on Class D Notes for the related interest accrual period. .................                  $     41,083.50
                                                                                                                    ---------------


              CLASS E INTEREST:

      (h1.)   If Class E Noteholder is not Originator, then Interest on Class E Notes for the
               related interest accrual period or otherwise $0 ...................................                               --
                                                                                                                    ---------------
      (h2.)   If Class E Noteholder is Originator, then amount in (h1) from above to be paid as additional principal pro rata among the Class A, Class B, Class C and Class D notes
               or otherwise $0 ...................................................................  $   132,265.12
                                                                                                    --------------



              TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: PRINCIPAL

      (i1.)   Class A percentage .................................................................      0.69999903
                                                                                                    --------------
      (i2.)   To Class A, amount from reserve account, if any ....................................              --
                                                                                                    --------------
      (i3.)   To Class A, the Class A overdue principal, if any ..................................              --
                                                                                                    --------------
      (i4.)   To Class A, the Class A monthly principal payment amount ...........................  $ 9,427,827.82
                                                                                                    --------------
      (i5.)   To Class A, the additional principal, if any, allocable from Class E interest amount  $   112,909.35
                                                                                                    --------------
      (i6.)   To Class A, the additional principal, if any, allocable from Class F floor amount ..              --
                                                                                                    --------------
      (i7.)   Total principal payment to Class A  (i2-i6) ........................................  $ 9,540,737.17
                                                                                                    --------------
      (i8.)                     Principal payment to Class A-1 Noteholders .......................                  $  9,540,737.17
                                                                                                                    ---------------
      (i9.)                     Principal payment to Class A-2 Noteholders .......................                               --
                                                                                                                    ---------------
      (i10.)                    Principal payment to Class A-3 Noteholders .......................                               --
                                                                                                                    ---------------

      (j1.)   Class B percentage .................................................................     0.059999551
                                                                                                    --------------
      (j2.)   To Class B, amount from reserve account, if any ....................................              --
                                                                                                    --------------
      (j3.)   To Class B, the Class B overdue principal, if any ..................................              --
                                                                                                    --------------
      (j4.)   To Class B, the Class B monthly principal payment amount ...........................  $   808,094.61
                                                                                                    --------------
      (j5.)   To Class B, the additional principal, if any, allocable from Class E interest amount  $     9,677.89
                                                                                                    --------------
      (j6.)   To Class B, the additional principal, if any, allocable from Class F floor amount ..              --
                                                                                                    --------------
      (j7.)   Total principal payment to Class B Noteholders (j2-j6) .............................                  $    817,772.49
                                                                                                                    ---------------

      (k1.)   Class C percentage .................................................................     0.039999701
                                                                                                    --------------
      (j2.)   To Class C, amount from reserve account, if any ....................................              --
                                                                                                    --------------
      (k3.)   To Class C, the Class C overdue principal, if any ..................................              --
                                                                                                    --------------
      (k4.)   To Class C, the Class C monthly principal payment amount ...........................  $   538,729.74
                                                                                                    --------------
      (k5.)   To Class C, the additional principal, if any, allocable from Class E interest amount  $     6,451.92
                                                                                                    --------------
      (k6.)   To Class C, the additional principal, if any, allocable from Class F floor amount ..              --
                                                                                                    --------------


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
      (k7.)   Total principal payment to Class C Noteholders (k2-k6) .............................                  $  545,181.66
                                                                                                                    -------------

      (l1.)   Class D percentage .................................................................      0.01999985
                                                                                                    --------------
      (l2.)   To Class D, amount from reserve account, if any ....................................              --
                                                                                                    --------------
      (l3.)   To Class D, the Class D overdue principal, if any ..................................              --
                                                                                                    --------------
      (l4.)   To Class D, the Class D monthly principal payment amount ...........................  $   269,364.87
                                                                                                    --------------
      (l5.)   To Class D, the additional principal, if any, allocable from Class E interest amount  $     3,225.96
                                                                                                    --------------
      (l6.)   To Class D, the additional principal, if any, allocable from Class F floor amount ..              --
                                                                                                    --------------
      (l7.)   Total principal payment to Class D Noteholders (l2-l6) .............................                  $  272,590.83
                                                                                                                    -------------
              *additional Class D principal allocable from Class E interest adjusted for prior period
      (m1.)   Class E percentage .................................................................     0.049998563
                                                                                                    --------------
      (m2.)   To Class E, amount from reserve account, if any ....................................  $           --
                                                                                                    --------------
      (m3.)   To Class E, the Class E overdue principal, if any ..................................              --
                                                                                                    --------------
      (m4.)   To Class E, the Class E monthly principal payment amount ...........................  $   673,397.85
                                                                                                    --------------
      (m5.)   To Class E, the additional principal, if any, allocable from Class F floor amount ..              --
                                                                                                    --------------
      (m6.)   Total principal payment to Class E Noteholders (m2-m5) .............................                  $  673,397.85
                                                                                                                    -------------



              TO THE RESERVE ACCOUNT:

        (4.)  The amount, if any, needed to maintain the amount in the reserve account at the
               required reserve amount ...........................................................                  $          --
                                                                                                                    -------------



              CLASS F PAYMENTS:

      (n1.)   Sub-Total of funds disbursed through the Reserve Account ...........................  $13,805,056.80
                                                                                                    --------------
      (n2.)   Funds available to be paid to Class F ..............................................  $ 1,021,501.02
                                                                                                    --------------
      (n3.)   Class F percentage .................................................................     0.130003314
                                                                                                    --------------
      (n4.)   Class F floor amount ...............................................................  $ 9,405,070.31
                                                                                                    --------------
      (n5.)   Class F principal balance before payment of principal on this payment date .........  $40,262,395.87
                                                                                                    --------------
      (n6.)   If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:
      (n7.)   If principal balance (n5) is greater than Class F floor (n4) then to Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class
               F principal balance has been reduced to the Class F floor amount and (b) funds
               available .........................................................................                  $1,021,501.02
                                                                                                                    -------------


      (n8.)   If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0 ..........................................................................
                                                                                                                    -------------

              TO THE TRUSTEE:

      (7.)    To the Trustee, any fees and expenses not previously paid subject to a limit .......
                                                                                                                    -------------

              TO THE ISSUERS:

      (8.)    To the issuers, as owner of the pledged assets, any remaining available funds on
               deposit in the collection account after all payments are made above ...............                  $          --
                                                                                                                    -------------




IV.   SERVICER ADVANCES

      (a.)    Aggregate amount of Servicer Advances at the beginning of the Collection Period ....                  $4,273,819.20
                                                                                                                    -------------
      (b.)    Servicer Advances reimbursed during the Collection Period ..........................                  $   35,195.74
                                                                                                                    -------------
      (c.)    Amount of unreimbursed Service Advances to be reimbursed on the Settlement Date ....                  $          --
                                                                                                                    -------------
      (d.)    Servicer Advances made during the related Collection Period ........................                  $  748,821.19
                                                                                                                    -------------
      (e.)    Aggregate amount of Servicer Advances at the end of the Collection Period ..........                  $4,987,444.65
                                                                                                                    -------------
      (f.)    Amount of delinquent Scheduled Payments for which Servicer Advances were not made ..                             --
                                                                                                                    -------------


V.    RESERVE ACCOUNT

      (a.)    Amount on deposit at the beginning of the related Collection Period ................                  $4,702,535.15
                                                                                                                    -------------
      (b.)    Reserve Account initial deposit ....................................................
                                                                                                                    -------------
      (c.)    Amount of interest earnings reinvested for the related Monthly Period ..............                  $          --
                                                                                                                    -------------
      (d.)    Amounts used to cover shortfalls, if any, for the related Collection Period ........
                                                                                                                    -------------
      (e.)    Amounts used as required in a Trigger Event, if any, for the related Collection
               Period ............................................................................                  $          --
                                                                                                                    -------------
      (f.)    Amounts transferred in from the Collection Account, if applicable (line 4) .........                  $          --
                                                                                                                    -------------
      (g.)    Interest earnings for the related Monthly Period ...................................                  $   20,786.66
                                                                                                                    -------------
      (h.)    Interest earnings withdrawn and included as Available Funds for the related Monthly
               Period ............................................................................                  $   20,786.68
                                                                                                                    -------------



                                  Page 3 of 4
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
      (i.)    Amount on deposit at the end of the related Collection Period ......................                  $  4,702,535.15
                                                                                                                    ---------------

      (j.)    Is the Required Reserve Amount equal to the balance in the Reserve Account as of the
               related Collection period ? Y or N ................................................                                Y
                                                                                                                    ---------------




VI.   ADVANCE PAYMENTS

      (a.)    Beginning aggregate Advance Payments ...............................................                  $  3,002,193.05
                                                                                                                    ---------------
      (b.)    Add:  Amount of Advance Payments collected during the related Collection Period ....                  $  1,611,049.53
                                                                                                                    ---------------
      (c.)    Add:  Investment earnings for the related Collection Period ........................                  $            --
                                                                                                                    ---------------
      (d.)    Less: Amount of Advance Payments withdrawn for deposit into Facility Account .......                  $  2,144,636.62
                                                                                                                    ---------------
      (e.)    Ending aggregate Advance Payments ..................................................                  $  2,468,605.96
                                                                                                                    ---------------




      ADVANTA BANK CORP., AS SERVICER

      BY:     /s/ KIRK WEILER
              ----------------------

      TITLE:  V.P. Finance/Treasurer
              ----------------------

      DATE:   03/12/01
              ----------------------




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